                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of October, 1998

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1996-1
                 (Exact name of the registrant as specified in charter)

                 Delaware                33-84896            36-4080773
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of October, 1998, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1996-1, Monthly Distribution Report for October 1998.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 05,1998

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1996-1                                           WEIGHTED AVERAGE PC RATE: 7.4151
----------------------------------------------------------------------------------------
ISSUE DATE:   05/31/1996
CERTIFICATE BALANCE AT ISSUE:   $329,894,608.04

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               835                       $240,663,786.36
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $233,710.40
   Unscheduled Principal Collection/Reversals                    $49,106.56
   Liquidations-in-full                             18        $5,252,153.01
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $5,534,969.97   -$5,534,969.97

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  817                       $235,128,816.39

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,546,547.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        $16.19
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                              $16.19

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $58,927.67

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.56
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.56

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $7,022,605.43


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             10/1998 DISTRIBUTION REPORT

PROCESSING MONTH:  09/1998

SERIES:  1996-1                                            WEIGHTED AVERAGE PC RATE: 7.4151
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $5,534,969.97     $1,487,619.83            $15.63          $1,487,635.46             $0.00        $7,022,605.43


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI                        $0.00              $0.00                $0.00             $0.00                       $0.00

  SPECIAL HAZARD     $3,298,946.00              $0.00                $0.00             $0.00              $3,298,946.00

  BANKRUPTCY BOND
    SINGLE -UNITS        $119,559.00              $0.00                $0.00             $0.00                $119,559.00
      MULTI-UNITS              $0.00              $0.00                $0.00             $0.00                      $0.00

  MORTGAGE
    REPURCHASE       $6,597,892.00              $0.00                $0.00             $0.00              $6,597,892.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
            14    $3,181,233.93      1       $73,096.83           3      $695,521.24

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
      3       $630,424.11                  1             $293,734.20



The Class B-4, Class B-5 and Class B-6 Certificates ( the " Junior Subordinate Certificates " ) provide credit support and limited special hazard, bankruptcy and fraud coverage ( collectively, " Coverage " ) to the (i) Class B-1, Class B-2 and Class B-3 Certificates ( the "Senior Subordinate Certificates" and, together with the Junior Subordinate Certificates, the "Class B Certificates"), (ii) the Class A-1, Class A-2 Class A-3, Class A-4, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class X, Class P and Class R Certificates (the "Senior Certificates") and (iii) the Class A-5 Certificates (the "Senior Support Certificates"), to the extent described in the prospectus supplement (the "Prospectus Supplement") pursuant to which the Senior, Senior Support and Senior Subordinate Certificates were offered. The Class B-3 Certificates provide coverage to the Class B-1 and Class B-2 Certificates, and the Class B-2 provide coverage to the Class B-1 Certificates, in each case as described in the Prospectus Supplement. The Senior Subordinate Certificates provide coverage to the senior and senior support certificates, and the Senior Support Certificates provide coverage to the Senior Certificates, in each case, to the extent described in the Prospectus Supplement.


The Class Principal Balances of the Class B and Senior Support Certificates immediately after the principal and interest distribution on October 26, 1998 are as follows :

                   CLASS         CLASS PRINCIPAL BALANCE
                     B-1            $6,431,115.68
                     B-2            $4,823,336.71
                     B-3            $2,733,225.03
                     B-4            $1,768,556.50
                     B-5              $643,111.38
                     B-6            $1,195,366.50
                     A-5           $30,199,724.35

The amount of the special hazard, bankruptcy and fraud coverage, as of the above referenced date is $3,298,946.00, $119,559.00 and $6,597,892.00, respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF September 30, 1998):

SERIES:  1996-1 (1380)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $235,128,816.39**    $4,874,010.31***       $3,181,233.93***

NUMBER                        817                 22                   14

% OF POOL
(DOLLARS)                  100.00%              2.07%                1.35%

% OF POOL
(NO. OF LOANS)             100.00%              2.69%                1.71%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT          $73,096.83***      $695,521.24***      $630,424.11***

NUMBER                          1                   3                   3

% OF POOL
(DOLLARS)                    0.03%               0.30%               0.27%

% OF POOL
(NO. OF LOANS)               0.12%               0.37%               0.37%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT         $293,734.20***

NUMBER                          1

% OF POOL
(DOLLARS)                   0.12%

% OF POOL
(NO. OF LOANS)              0.12%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all October 01, 1998 scheduled payments and September 01, 1998 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of September 30, 1998.

Trading Factor, calculated as of distribution date   October 26, 1998: 0.71273919.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including October 01, 1998, and unscheduled prepayments in months prior to October ) can be calculated.